UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      June 8, 2005

j2 Global Communications, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-25965 (Commission File Number)	51–0371142 (IRS Employer Identification No.)

6922 Hollywood Blvd.

Suite 500

Los Angeles, California  90028

(Address of principal executive offices)

(323) 860–9200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

On June 8, 2005 at approximately 3:55 p.m. Eastern Time, the Company’s Chief Financial Officer, R. Scott Turicchi, will speak at the Bear Stearns 16th Annual Technology Conference. As part of this presentation, the Company is reaffirming its financial guidance for the second quarter of 2005 and the full 2005 fiscal year, which it previously issued during its April 18, 2005 first quarter earnings conference call.

Attached as Exhibit 99.1 are PowerPoint slides that Mr. Turicchi will present at the Conference. The presentation will be Webcast at j2 Global’s Website at www.j2global.com or http://customer.talkpoint.com/BEAR002/060705a_cy/default.asp?entity=j2global. Pursuant to Regulation FD, j2 Global hereby furnishes the presentation materials as Exhibit 99.1 to this report.

Note: The information in this report (including Exhibit 99.1) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description
99.1	PowerPoint Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

j2 Global Communications, Inc. (Registrant)

Date: June 8, 2005	By:	/s/ Jeffrey D. Adelman
Jeffrey D. Adelman Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	PowerPoint Presentation.